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                                                                   EXHIBIT 10.68

                             AMENDMENT NO. 1 TO THE
      BIG O TIRES, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
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     Pursuant to and in accordance with the provisions of Section 10.5(a) of the
Big O Tires, Inc. Employee Stock Ownership Plan and Trust Agreement dated June 30, 1994 ("Plan and Trust Agreement"), the Company hereby amends the Plan and Trust Agreement, effective as of September 12, 1994, as follows:

     SECTION 10.5(a):    This Section is amended to read as follows:
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          "(a) AMENDMENTS BY CORPORATION.  The Corporation may at any time and from time to time amend this plan and trust agreement, provided, however, that no amendment shall be made at any time by the Corporation pursuant to which the trust fund may be diverted to purposes other than for the exclusive benefit of the participants and their beneficiaries, and provided further that no amendment shall discriminate in favor of the employees or partners, officers, shareholders or Highly Compensated Employees. All amendments shall be in writing. Notwithstanding the foregoing, the plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder pursuant to Section 10.5b, below."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Plan and Trust Agreement effective this 12th day of September, 1994.

                              BIG O TIRES, INC.



                              By: /s/ John B. Adams
                                  ------------------------------
                                    John B. Adams
                                    Executive Vice President

                                              EMPLOYER

                              COLORADO STATE BANK



                              By: /s/ Sharon L. Mowatt
                                  ------------------------------
                                    Sharon L. Mowatt
                                    Assistant Vice President and Trust Officer

                                              TRUSTEE